UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ProPetro Holding Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held virtually on October 22, 2020

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at www.viewproxy.com/propetro/2020.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before October 14, 2020 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE DURING THE MEETING.

To the Stockholders of PROPETRO HOLDING CORP.

Notice is hereby given that the Annual Meeting of Stockholders of ProPetro Holding Corp. (the “Company”) will be held on October 22, 2020 at 10:00 a.m. Central Time for the following purposes:

1.	Election of Directors.

01 Phillip A. Gobe	02 Spencer D. Armour	03 Mark S. Berg	04 Anthony J. Best
05 Michele V. Choka	06 Alan E. Douglas	07 Jack B. Moore

2.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

3.	To approve the ProPetro Holding Corp. 2020 Long Term Incentive Plan.

4.	To ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The Board of Directors recommends a vote “FOR” the election of all of the director nominees listed in Proposal 1, and “FOR” Proposals 2, 3 and 4.

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this annual meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to www.viewproxy.com/propetro/2020.
Have the 11 digit control number available when you access the website and follow the instructions.

If requesting your proxy materials by phone, call 877-777-2857 TOLL FREE.
Have the 11 digit control number available when you call.

requests@viewproxy.com
* If requesting your proxy materials by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

You must use the 11 digit control number located in the box below.

CONTROL NO.

The following proxy materials are available to you for review at: www.viewproxy.com/propetro/2020

Proxy Statement

2019 Annual Report to Stockholders

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by Internet or request a paper copy of the proxy materials.

You May Vote Your Proxy When You View The Materials On The Internet

You Will Be Asked To Follow The Prompts To Vote Your Shares

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/propetro/2020

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.